UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2026

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row, Suite 120
San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed, on September 9, 2026, Gossamer Bio, Inc. (the “Company”) announced that its board of directors (the “Board”) had selected a 1-for-80 ratio for the previously approved reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). On September 10, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to effect the 1-for-80 reverse stock split of the Common Stock (the “Reverse Stock Split”) and a proportionate reduction in the number of authorized shares of Common Stock (and a corresponding decrease in the total number of authorized shares of capital stock) (the “Authorized Share Reduction”). The Charter Amendment became effective at 11:59 p.m. Eastern Time on September 10, 2026 (the “Effective Time”). The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
In connection with the Reverse Stock Split, every 80 shares of Common Stock issued and outstanding immediately prior to the Effective Time were automatically reclassified and combined into 1 share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, the Company will issue to holders of record who were entitled to a fraction of a share as a result of the Reverse Stock Split, a fraction of a share of Common Stock as is necessary to round up to the nearest whole share. For shares held through The Depository Trust Company ("DTC"), fractions of shares will be issued as is necessary to round up to the nearest whole share at the DTC participant level. Brokers, banks or other nominees holding shares in "street name" will be instructed to effect the Reverse Stock Split for their beneficial holders; however, such brokers, banks or other nominees may apply their own specific procedures for processing the Reverse Stock Split.
The Common Stock is expected to begin trading on a split-adjusted basis on the Nasdaq Global Select Market at market open on September 11, 2026 under the existing trading symbol “GOSS” and a new CUSIP number of 38341P 201.
Upon the effectiveness of the Reverse Stock Split, the conversion rates of the Company’s outstanding convertible notes (including the 5.00% Convertible Senior Notes due 2027 and the 7.50% Convertible Senior Secured First Lien Notes due 2030), the number of shares of Common Stock issuable upon exercise of outstanding warrants and prefunded warrants and the exercise prices thereof, and the number of shares subject to outstanding equity awards under the Company’s equity incentive plans (and the applicable exercise prices thereof), were each proportionately adjusted pursuant to their respective terms and as determined by the Board to reflect the 1-for-80 reverse stock split ratio. In addition, the number of shares reserved for future issuance under the Company’s equity incentive plans was proportionately reduced.
In connection with the Authorized Share Reduction, the number of authorized shares of Common Stock was reduced from 4,000,000,000 to 50,000,000, and the total number of authorized shares of capital stock was correspondingly reduced from 4,070,000,000 to 120,000,000.
The Reverse Stock Split is intended to help the Company regain compliance with the minimum bid price requirement for continued listing on the Nasdaq Global Select Market. To regain compliance, the closing bid price of the Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days before the compliance date, which is October 5, 2026. There can be no assurance that the Company will regain compliance with the minimum bid price requirement, that the Common Stock will continue to meet the Nasdaq minimum bid price requirement, or that the Common Stock will remain listed on the Nasdaq Global Select Market.
Item 8.01 Other Events.

On September 11, 2026, the Company issued a press release announcing the effectiveness of the Reverse Stock Split and Authorized Share Reduction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
* * *
Note Regarding Forward-Looking Statements.
The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the expected commencement of trading of the Common Stock on a split-adjusted basis, the anticipated impact of the Reverse Stock Split on the Company’s ability to regain compliance with the Nasdaq minimum bid price requirement, and the continued listing of the Common Stock on the Nasdaq Global Select Market. The inclusion of forward-looking statements should not be regarded as a representation by Gossamer that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in Gossamer’s business, including, without limitation: the Reverse Stock Split may not result in a sustained increase in the price of the Company’s Common Stock and may not satisfy the Nasdaq minimum bid price requirement; the reverse stock split may impact our results of operations, business operations and reputation as well as the trading prices and volatility of the common stock; unstable market and economic conditions and changes in healthcare legislation, tariffs and trade policies may adversely affect the Company’s business and financial condition and the broader economy and biotechnology industry; and other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in the Company’s annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Gossamer undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Gossamer Bio, Inc., effective September 10, 2026
99.1	Press release issued by Gossamer Bio, Inc., dated September 11, 2026
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOSSAMER BIO, INC.

Date: September 11, 2026	By:	/s/ Bryan Giraudo
Bryan Giraudo
Chief Financial Officer and Chief Operating Officer